Exhibit 10.26

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of March 23, 2011, is made and entered into by and between SIRVA Mortgage, Inc., an Ohio corporation (the “Seller”) and U.S. Bank National Association (the “Buyer”).

RECITALS:

A. The Seller and the Buyer are parties to that certain Master Repurchase Agreement dated as of December 30, 2009, as amended by a First Amendment to Master Repurchase Agreement dated as of July 16, 2010, and as amended by a Second Amendment to Master Repurchase Agreement dated as of September 2, 2010 (as so amended, the “Repurchase Agreement”).

B. The Seller and the Buyer now desire to amend certain provisions of the Repurchase Agreement as set forth herein.

AGREEMENT:

In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.

Section 2. Amendments. The following amendments are made to the Repurchase Agreement:

2.1. The definition of “Termination Date” in Section 1.2 of the Repurchase Agreement is amended to read in its entirety as follows:

“Termination Date” means the earlier of (a) May 31, 2011, (b) the date when the Buyer’s Commitment is terminated and the Repurchase Prices for all Open Transactions become due and payable under Section 18.2, by order of any Governmental Authority or by operation of law or (c) the date on which the Buyer’s Commitment is reduced to zero pursuant to Section 2.3.

Section 3. Conditions Precedent and Effectiveness. This Amendment shall be effective as of the date first above written, upon the occurrence of the following events:

3.1. delivery to the Buyer of this Amendment duly executed by the Seller in a quantity sufficient that the Buyer and the Seller may each have a fully executed original of each such document;

3.2. delivery to the Buyer of a resolution of the Seller’s board of directors, certified as of the date of this Amendment by its corporate secretary, authorizing the execution, delivery, and performance of this Amendment and all other agreements, instruments, certificates, and other documents required in connection herewith (collectively, the “Amendment Documents”), which certificate shall also certify as to the incumbency of the officers executing the Amendment Documents on behalf of the Seller; and

3.3. delivery to the Buyer of such other documents as it may reasonably request.

Section 4. Costs and Expenses. The Seller hereby reaffirms its agreement under the Repurchase Agreement to pay or reimburse the Buyer on demand for all costs and expenses incurred by the Buyer in connection with the Repurchase Agreement and the Transactions, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Seller specifically agrees to pay all fees and disbursements of counsel to the Buyer for the services performed by such counsel in connection with the preparation of the Amendment Documents.

Section 5. Miscellaneous.

5.1. Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions of the Repurchase Agreement and the other Repurchase Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.

5.2. Seller Representations and Warranties. The Seller hereby represents and warrants that (a) the representations and warranties made by the Seller in Article 15 of the Repurchase Agreement and in the other Repurchase Documents are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.3. Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.

5.4. Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement refers to the Repurchase Agreement as amended and modified hereby.

5.5. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Buyer, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Buyer.

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5.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.8. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.9. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO OR THERETO.

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IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first written above.

SELLER AND SERVICER:

U.S. BANK NATIONAL ASSOCIATION, as Buyer

By:	/s/ Paul E. Klemme
Name:	Paul E. Klemme

Title:	President

Date:	3/23/11

BUYER:

U.S. BANK NATIONAL ASSOCIATION, as Buyer

By:	/s/ Edwin D. Jenkins
Name:	Edwin D. Jenkins

Title:	SVP

Date:	3-23-2011

[Signature Page to Third Amendment to Master Repurchase Agreement]

CERTIFICATE OF AUTHORITY FOR AMENDMENT

I, Jeffrey Margolis, do hereby certify that I am the secretary of SIRVA Mortgage, Inc., an Ohio corporation (the “Company”).

I further certify that the following is a true, correct and complete copy of resolutions adopted by unanimous written action of the board of directors duly and lawfully taken. I further certify that said resolutions are now in full force and effect and that said resolutions have been or will promptly be duly entered therein and have not been amended, repealed or rescinded and are now in full force and effect.

First Resolution

RESOLVED, that, without limiting the generality of resolutions previously adopted, the President, is hereby authorized and directed to execute, deliver and perform the following instruments and agreements:

(a) Third Amendment to Master Repurchase Agreement (“Third Amendment”), to be dated as of March 23, 2011, between the Company and U.S. Bank National Association (the “Buyer”); and

(b) any other documents required to be delivered in connection with the Third Amendment.

Second Resolution

RESOLVED FURTHER, that the foregoing resolution is in addition to, and does not limit and shall not be limited by, any resolutions heretofore or hereafter adopted by the Company for the conduct of business with the Buyer; and the foregoing resolution shall continue in force until express written notice of its prospective rescission or modification, as to future transactions not then undertaken or committed for, has been received by the Buyer.

Third Resolution

RESOLVED FURTHER, that any and all transactions by or on behalf of the Company with the Buyer prior to the adoption of these resolutions be and the same hereby are in all respects ratified, approved and confirmed.

I further certify that the board of directors of the Company has, and at the time of adoption of the foregoing resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted to the persons named, and that such persons have full power and authority to exercise same.

I further certify that the officers and agents of the Company who have been previously certified to the Buyer by the secretary as being authorized to sign and to act on behalf of the Company continue to be so authorized;

I further certify that the copies of the Company’s articles of incorporation and bylaws previously delivered to the Buyer and certified to by the secretary remain in full force and effect and have not been modified in any way.

I further certify that the foregoing resolutions are effective and binding on the Company without approval by its shareholders.

I further certify that the form of Third Amendment to Master Repurchase Agreement and any other writings identified in the First Resolution set forth above, executed on behalf of the Company by its President and delivered to the Buyer are the agreements and writings referred to in and approved by the First Resolution set forth above.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of March 22, 2011.

/s/ Jeffrey Margolis
Name:	Jeffrey Margolis
Title:	Secretary

I, Paul Klemme, the President of the Company, do hereby certify that Jeffrey Margolis is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above his name is his genuine signature.

/s/ Paul Klemme
Name:	Paul Klemme
Title:	President